EXHIBIT 10.65

                       AMENDMENT TO THE INDENTURE OF LEASE

                   NOTICE OF USE OF ADDITIONAL SQUARE FOOTAGE

Pursuant to Section 15.03, Entire Agreement, of the Indenture of Lease dated August 1, 1998, between Woodruff Properties, Landlord, and OmniCall, Incorporated, Tenant, the parties hereby execute the following modifications to their agreement:

     (1) The term of said lease shall be extended for a period of two (2) years commencing August 1, 2001 and ending July 30, 2003

     (2) Tenant hereby agrees to pay monthly rent of $12,856.30 to the landlord beginning with the payment period starting August 1, 2001 and as otherwise specified in the Indenture of Lease, and

     (3) Except for the extension of term and new rent amount described above, all other terms of the Indenture of Lease dated August 1, 1998 shall remain in full force and effect and are hereby accepted and ratified as set forth fully herein.

     IN WITNESS WHEREOF, the Landlord and the Tenant have respectfully signed and sealed this Amendment to the Indenture of Lease as of the 9th day of February, 2001

                                           WOODRUFF  PROPERTIES

                                           By: /s/ Frank Rogers
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                                          Its:  Partner
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                                           OMNICALL  INCORPORATED

                                           By: /s/ Aloysius T. Lawn IV
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                                           Its:  EVP-General Counsel
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